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                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                         AIM HIGH INCOME MUNICIPAL FUND


                       Supplement dated January 13, 1998
        to the Statement of Additional Information dated January 2, 1998


The following paragraph is added as a new ninth paragraph under the heading "Investment Advisory and Other Services" on page 26 of the Statement of Additional Information:

"AIM is currently voluntarily waiving all of the 0.60% management fee payable by the Fund, and reimbursing all operating expenses of the Fund, other than the 0.25% distribution plan payments by the Class A shares and the 1.00% distribution plan payments by the Class B and Class C shares of the Fund. This voluntary fee waiver and expense reimbursement will continue in effect through March 31, 1998, and AIM may in its discretion continue such fee waiver and/or expense reimbursement for future periods."